UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 18, 2006


                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                            0-20022            31-1227808
--------                            -------            ----------
(State  or  other  jurisdiction    (Commission         (IRS Employer
  of  incorporation)               File  Number)       Identification  No.)




                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  8  --  Other  Events

Item  8.01  Other  Events.
--------------------------

On April 18, 2006, Pomeroy IT Solutions, Inc. announced that the Board of Directors of the Company authorized a stock repurchase program. The Company can repurchase up to 500,000 shares, not to exceed $5 million. The timing and extent of the repurchases will depend on market conditions and is subject to credit facility limitations and the Company regaining compliance with the Nasdaq listing requirements.

Section  9  -  Financial  Statements  and  Exhibits

Item  9.01  Financial  Statements  and  Exhibits.
-------------------------------------------------

(d) Exhibits

99.1 Press release dated April 18, 2006 announcing that on March 31, 2006, the Board of Directors of the Company authorized a program to repurchase up to 500,000 shares of its outstanding common stock.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    POMEROY IT SOLUTIONS, INC.
                                    --------------------------


Date: April 19, 2006                By: /s/ Stephen E. Pomeroy


                                    --------------------------------------------
                                    Stephen E. Pomeroy, Chief Executive Officer,
                                    President & Chief Operating Officer